EXHIBIT 99.2

inTEST Corporation



Innovative Test & Process Solutions

Acculogic Inc. Acquisition

December 2021

Safe Harbor Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements do not convey historical information but relate to predicted or potential future events and financial results, such as statements of our plans, strategies and intentions, or our future performance or goals, that are based upon management's current expectations. Our forward-looking statements can often be identified by the use of forward-looking terminology such as "believes," "expects," "intends," "may," "will," "should," "plans," "projects," "forecasts," "outlook," "anticipates, "targets", "estimates" or similar terminology. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.

Such risks and uncertainties include, but are not limited to, any mentioned in this presentation as well as our ability to close our acquisition of Acculogic; our ability to realize the potential benefits of the Acculogic acquisition and to successfully integrate its operations; our ability to grow our presence in the life sciences, industrial and international markets; the success of our strategy to diversify our business by entering markets outside the Semi Market; the impact of the COVID-19 pandemic on our business, liquidity, financial condition and results of operations; indications of a change in the market cycles in the Semi Market or other markets we serve; changes in business conditions and general economic conditions both domestically and globally; changes in the demand for semiconductors; our ability to borrow funds or raise capital to finance potential acquisitions; changes in the rates and timing of capital expenditures by our customers; and other risk factors set forth from time to time in our Securities and Exchange Commission filings, including, but not limited to, our annual report on Form 10-K for the year ended December 31, 2020. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks to circumstances only as of the date on which it is made. We undertake no obligation to update the information in this presentation to reflect events or circumstances after the date hereof or to reflect the occurrence of anticipated or unanticipated events.

Executing our 5-Point Strategy



Global & Market Expansion
Strategic Acquisitions & Partnerships
Service & Support
Talent & Culture
Innovation & Differentiation

Acquisition of Acculogic Inc.

- ✓ Announced December 9, 2021
- ✓ Expected to close within the next 30 days
- ✓ Purchase price of approximately USD$9 million cash
- ✓ Expected to be financed with existing credit facility
- ✓ Achieves several strategic initiatives:
  - Provides innovative technology
  - Adds Electronics Test platform beyond semi
  - Penetrates attractive automotive, life science and defense markets
  - Adds service sales (~20% of revenue)
  - Expands international footprint

inTEST

Acculogic

- Designs and manufactures robotics-based electronic production test equipment and application support services for OEM and contract electronic manufacturers
- Headquartered in Markham, ON, Canada; founded 1992
  - U.S. sales & support facilities: Maple Grove, MN, Lake Forest, CA
  - European operations: Hamburg, Germany
- Total employees: ~50
- 9/30/2021 TTM Revenue: ~USD$9 million



Performance Test & Validation Systems



Boundary Scan



Flying Probe Tester (Robotics)


ACCULOGIC

In-line Production Tester



Inverter Test Station

Why customers choose Acculogic?

- Scalability and customization through robotics-based test and validation product platform
- Ability to attain customer requirements quicker and with more precision
- Quicker to-market capabilities and lower overall product defect rates

Customers by Market *(FY20)*


Life Science 5%
Aerospace 6%
Other 9%
Contract Mfg. 16%
Auto 22%
Defense 41%

Large and Growing Global In-Circuit Tester Market

Estimated SAM ~$200 million*

Flying probe and integrated circuit
Estimated mid-single digit CAGR

Positive Market Trends

Strong growth in automotive electronics, consumer electronics and medical equipment

Primary markets for in-circuit testers: U.S., Japan and China

Significant growth potential in Europe due to the major automotive manufacturers in the region

Acculogic has a large growth opportunity in the EV battery testing market, which according to Bloomberg, is expected to grow 40x by 2030



Annual global light duty vehicle sales
million vehicles
120
100
80
60
40
20
0
2015
2020
2025
2030
2035
2040
3%
11%
28%
43%
55%
ICE
BEV
PHEV sales
All EVs % of sales
Source: Bloomberg New Energy Finance

ICE = Internal Combustion Engine
BEV = Battery electric vehicle

Market data based on Future Market Insights 2021 report, QY Research 2021 report and Company estimates

inTEST

Strategic Rationale

inTEST Corporation + ACCULOGIC

- Adds electronic testing capabilities with new technologies and services; broadens customer base, furthers end market diversification
- Builds on growth opportunity in EV market with battery testing
- Goal to drive growth at greater rate than industry by expanding global reach and enhancing product portfolio
- Expands global presence with operation in Germany
- Expects $0.02 per diluted share accretion in 2022